UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08709

Western Asset High Income Fund II Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

George P. Hoyt.

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: April 30

Date of reporting period: April 30, 2021

ITEM	1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	April 30, 2021

WESTERN ASSET

HIGH INCOME FUND II

INC. (HIX)

The Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you invest through a financial intermediary and you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that financial intermediary. If you are a direct shareholder with the Fund, you can call the Fund at 1-888-888-0151, or write to the Fund by regular mail at P.O. Box 505000, Louisville, KY 40233 or by overnight delivery to Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund seeks to maximize current income. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. In addition, the Fund may invest up to 35% of its total assets in debt securities of issuers located in emerging market countries.

II	Western Asset High Income Fund II Inc.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset High Income Fund II Inc. for the twelve-month reporting period ended April 30, 2021. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

• Fund prices and performance,

• Market insights and commentaries from our portfolio managers, and

• A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

May 28, 2021

Western Asset High Income Fund II Inc.	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize current income. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. The Fund may invest up to 35% of its total assets in debt securities of issuers located in emerging market countries. It may also invest up to 30% of its assets in zero coupon securities, payment-in-kind bonds and deferred payment securities, and up to 20% of its assets in equity securities. The Fund may utilize a variety of derivative instruments for investment or risk management purposes, such as options, futures contracts, swap agreements including credit default swaps. We employ an actively managed approach that is risk-controlled and assimilates top-down macroeconomic views with industry sector insights and bottom-up credit research to derive the general framework for the Fund’s predominantly non-investment grade credit mandate. This framework provides the foundation for how the portfolio is positioned with respect to risk (aggressive, neutral, conservative), as well as identifying sector overweights and underweights.

Risk and weightings are reviewed on a regular basis. Our bottom-up process provides the basis for populating the targeted industry weightings through individual credit selection. Analysts work closely with portfolio managers to determine which credits provide the best risk/reward relationship within their respective sectors. The research team focuses on key fundamental measures such as leverage, cash flow adequacy, liquidity, amortization schedule, underlying asset value and management integrity/track record.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Michael C. Buchanan and Christopher F. Kilpatrick.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets experienced periods of elevated volatility and, overall, modestly declined over the twelve-month reporting period ended April 30, 2021. Volatility was driven by a number of factors, including risk aversion as the COVID-19 pandemic escalated, sharply falling and then rising global growth, trade conflicts, inflation concerns, and a number of geopolitical events. Most spread sectors (non-Treasuries) outperformed similar durationi Treasuries, especially as the reporting period progressed. This was driven by continued monetary policy accommodation from the Federal Reserve Board (the “Fed”)ii and the rollout of several COVID-19 vaccines which triggered increased investor risk appetite.

Western Asset High Income Fund II Inc. 2021 Annual Report	1

Fund overview (cont’d)

Short-term U.S. Treasury yields edged lower, as the Fed held the federal funds rateiii in a range between 0.00% and 0.25%. The yield for the two-year Treasury note began the reporting period at 0.20% and ended the period at 0.16%. Its low of 0.09% occurred on February 5, 2021 and its high of 0.22% took place on June 5 and June 8, 2020. In contrast, long-term U.S. Treasury yields moved sharply higher, as positive economic data triggered inflationary concerns and fears that the Fed may remove its monetary policy accommodations sooner than previously anticipated. The yield for the ten-year Treasury began the reporting period at 0.64%. Its low of 0.52% occurred on August 4, 2020, and its high of 1.74% took place on March 19 and March 31, 2021. The yield then ended the period at 1.65%.

All told, the Bloomberg Barclays U.S. Aggregate Indexiv returned -0.27% for the twelve months ended April 30, 2021. Comparatively, riskier fixed income securities, including high-yield bonds, produced stronger results. Over the fiscal year, the Bloomberg Barclays U.S. High Yield — 2% Issuer Cap Indexv returned 19.57%. Elsewhere, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 13.97% for the twelve months ended April 30, 2021.

Q. How did we respond to these changing market conditions?

A. From a regional perspective, we reduced the Fund’s allocations to emerging markets and higher-quality bank loans at the beginning of the reporting period. Our premise was emerging markets do not have the public health infrastructure to suppress the virus and, therefore, sovereign and credit spreads would take longer to recover in developing markets. Our secured higher-quality bank loan exposure outperformed during the market’s downturn and we saw more attractive valuations elsewhere. Conversely, we added to the Fund’s high-yield corporate bond exposure. During the beginning of 2021, we began to then re-shift the portfolio back into emerging markets as valuations improved relative to other spread sectors. We also initiated a number of “reopening trades,” adding several positions that were selling at discounted prices due to the pandemic that we felt would outperform when the economy reopened. In particular, we targeted specific issuers in industries such as airlines, aircraft leasing, hotels, and automobiles that we felt had the ability to either improve their liquidity and/or manage their current liquidity well. From a quality perspective, we continued to focus the Fund’s allocation in securities rated BB and B.

During the reporting period, we tactically utilized leverage in the Fund. We ended the period with leverage as a percentage of gross assets of approximately 29%, versus roughly 31% when the period began. The use of leverage contributed to results.

Performance review

For the twelve months ended April 30, 2021, Western Asset High Income Fund II Inc. returned 25.68% based on its net asset value (“NAV”)vii and 40.48% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and the EMBI Global, returned 19.57% and 13.97%, respectively, for the same period. The Lipper High Yield

2	Western Asset High Income Fund II Inc. 2021 Annual Report

(Leveraged) Closed-End Funds Category Averageviii returned 28.82% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.59 per share of which $0.13 will be treated as a return of capital for tax purposes.* The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of April 30, 2021. Past performance is no guarantee of future results.

Performance Snapshot as of April 30, 2021
Price Per Share	12-Month Total Return**
$ 7.15 (NAV)	25.68	%†
$ 7.09 (Market Price)	40.48	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s absolute performance during the reporting period was its security selection. Our overweight allocations to reopening trades outperformed as markets looked forward to a post-pandemic environment of greater global economic activity. Western Gas Resources Inc., Petrobras Global Finance BV, Oasis Petroleum Inc., Range Resources Corp., Delta Airlines and Global Aircraft Leasing Co. Ltd. were all additive for returns. The Fund’s positioning in the Energy sector space was rewarded, as energy and commodity prices moved higher, and fundamental performance stabilized during the reporting period. The Fund’s Industrials sector exposure performed well, including the Fund’s secured and unsecured Delta Air Airlines Inc. positions as well as and aircraft leasing company Global Aircraft Leasing Co. Ltd. (in the Financials sector). These securities performed extremely well as the companies moved to strengthen their balance sheets and the global economy moved toward a reopening. Lastly, the Fund’s overweight in Communication Services sector company DISH DBS Corp. and DISH Network Corp. was rewarded. DISH posted solid fundamental performance, generated free cash flow and deleveraged its balance sheet, sending the Fund’s bonds higher in price.

*	For the character of distributions paid during the fiscal year ended April 30, 2021, please refer to page 43 of this report.

Western Asset High Income Fund II Inc. 2021 Annual Report	3

Fund overview (cont’d)

Q. What were the leading detractors from performance?

A. Although the Fund performed well, the largest detractor from additional outperformance was our quality biases. An underweight to higher levered and lower quality companies rated CCC and below was a headwind for returns, as they outperformed their high-quality counterparts, especially during the latter part of the reporting period. High-yield investors were looking for sources of incremental yield as yields globally remained relatively low.

Finally, from a security selection perspective, underweights to higher beta (risk) issuers American Airlines Inc. (in the Industrials sector) and Transocean Ltd. (in the Energy sector) were not rewarded as they both benefited from improving economic conditions.

Looking for additional information?

The Fund is traded under the symbol “HIX” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XHGIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset High Income Fund II Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

May 20, 2021

RISKS: The Fund is a diversified closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss. The Fund’s investments are subject to a number of risks, such as credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High-yield bonds, known as “junk bonds,” involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to

4	Western Asset High Income Fund II Inc. 2021 Annual Report

certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions which could result in significant fluctuations. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. The Fund is also permitted purchases of equity securities. Equity securities generally have greater price volatility than fixed income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadviser. For more information on Fund risks, see Summary of Information Regarding the Fund - Principal Risk Factors in this report.

Portfolio holdings and breakdowns are as of April 30, 2021 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 8 through 24 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of April 30, 2021 were: Communication Services (26.6%), Energy (22.4%), Consumer Discretionary (19.1%), Financials (18.2%) and Industrials (15.1%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset High Income Fund II Inc. 2021 Annual Report	5

Fund overview (cont’d)

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the target interest rate set by the Federal Open Market Committee at which commercial banks borrow and lend their excess reserves to each other overnight.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended April 30, 2021, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 38 funds in the Fund’s Lipper category.

6	Western Asset High Income Fund II Inc. 2021 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of April 30, 2021 and April 30, 2020 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset High Income Fund II Inc. 2021 Annual Report	7

Schedule of investments

April 30, 2021

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 123.1%
Communication Services — 25.5%
Diversified Telecommunication Services — 6.8%
Altice France Holding SA, Senior Secured Notes	10.500%	5/15/27	1,240,000	$1,398,429	(a)
Altice France SA, Senior Secured Notes	7.375%	5/1/26	12,630,000	13,110,571	(a)(b)
Altice France SA, Senior Secured Notes	8.125%	2/1/27	2,530,000	2,776,675	(a)(b)
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	720,000	741,431	(a)(b)
Frontier Communications Corp., Senior Secured Notes	5.000%	5/1/28	2,270,000	2,322,153	(a)
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	2,660,000	2,754,191	(a)(b)
Lumen Technologies Inc., Senior Notes	4.500%	1/15/29	1,780,000	1,755,605	(a)
Telecom Italia Capital SA, Senior Notes	6.000%	9/30/34	2,660,000	2,998,219
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	410,000	448,314	(a)(b)
Total Diversified Telecommunication Services				28,305,588
Entertainment — 0.8%
Netflix Inc., Senior Notes	5.875%	11/15/28	1,545,000	1,881,810	(b)
Netflix Inc., Senior Notes	6.375%	5/15/29	1,305,000	1,640,770	(b)
Total Entertainment				3,522,580
Media — 11.1%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	4,850,000	5,082,990	(a)(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.875%	5/1/27	1,100,000	1,136,784	(a)(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.000%	2/1/28	6,010,000	6,287,963	(a)(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	8/15/30	5,105,000	5,200,157	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.500%	5/1/32	2,900,000	2,932,625	(a)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	5,780,000	6,260,491	(b)
DISH DBS Corp., Senior Notes	7.750%	7/1/26	11,459,000	13,220,821	(b)
Univision Communications Inc., Senior Secured Notes	9.500%	5/1/25	2,490,000	2,779,463	(a)
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	2,505,000	2,606,766	(a)(b)

See Notes to Financial Statements.

8	Western Asset High Income Fund II Inc. 2021 Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	8/15/26	600,000	$623,316	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	5/15/29	500,000	535,250	(a)
Total Media				46,666,626
Wireless Telecommunication Services — 6.8%
CSC Holdings LLC, Senior Notes	6.500%	2/1/29	610,000	675,114	(a)
CSC Holdings LLC, Senior Notes	4.500%	11/15/31	1,520,000	1,523,800	(a)(c)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,200,000	2,774,810	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	5,170,000	7,672,151	(b)
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	4,285,000	4,523,996	(b)
Sprint Corp., Senior Notes	7.250%	9/15/21	4,400,000	4,498,780	(b)
Sprint Corp., Senior Notes	7.875%	9/15/23	110,000	125,538	(b)
T-Mobile USA Inc., Senior Notes	6.000%	3/1/23	1,900,000	1,918,430	(b)
T-Mobile USA Inc., Senior Notes	2.875%	2/15/31	2,500,000	2,443,750
VEON Holdings BV, Senior Notes	7.504%	3/1/22	1,620,000	1,696,326	(d)
VEON Holdings BV, Senior Notes	7.504%	3/1/22	700,000	732,980	(a)(b)
Total Wireless Telecommunication Services				28,585,675
Total Communication Services				107,080,469
Consumer Discretionary — 18.0%
Auto Components — 2.9%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	2,143,000	2,203,797	(a)(b)
Adient US LLC, Senior Secured Notes	9.000%	4/15/25	2,410,000	2,673,895	(a)
American Axle & Manufacturing Inc., Senior Notes	6.500%	4/1/27	4,271,000	4,516,582	(b)
JB Poindexter & Co. Inc., Senior Notes	7.125%	4/15/26	2,740,000	2,900,975	(a)(b)
Total Auto Components				12,295,249
Automobiles — 2.4%
Ford Motor Co., Senior Notes	9.000%	4/22/25	2,980,000	3,643,050
Ford Motor Credit Co. LLC, Senior Notes	3.813%	10/12/21	300,000	303,422
Ford Motor Credit Co. LLC, Senior Notes	4.250%	9/20/22	1,300,000	1,345,097
Ford Motor Credit Co. LLC, Senior Notes	2.900%	2/16/28	1,900,000	1,864,575
General Motors Co., Senior Notes	6.125%	10/1/25	460,000	546,237
Nissan Motor Co. Ltd., Senior Notes	4.810%	9/17/30	1,930,000	2,145,148	(a)
Total Automobiles				9,847,529
Diversified Consumer Services — 2.7%
Carriage Services Inc., Senior Notes	6.625%	6/1/26	2,190,000	2,313,866	(a)(b)
Carriage Services Inc., Senior Notes	4.250%	5/15/29	1,940,000	1,932,725	(a)(c)
Service Corp. International, Senior Notes	7.500%	4/1/27	2,090,000	2,531,116	(b)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2021 Annual Report	9

Schedule of investments (cont’d)

April 30, 2021

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Consumer Services — continued
StoneMor Inc., Senior Secured Notes	8.500%	5/15/29	2,180,000		$2,207,228	(a)(c)
WW International Inc., Senior Secured Notes	4.500%	4/15/29	2,500,000		2,469,125	(a)
Total Diversified Consumer Services					11,454,060
Hotels, Restaurants & Leisure — 8.5%
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.250%	5/15/24	1,524,000		1,545,824	(a)(b)
Carnival Corp., Senior Notes	7.625%	3/1/26	780,000		855,087	(a)
Carnival Corp., Senior Notes	5.750%	3/1/27	2,080,000		2,195,710	(a)
Full House Resorts Inc., Senior Secured Notes	8.250%	2/15/28	1,100,000		1,186,053	(a)
IRB Holding Corp., Senior Secured Notes	7.000%	6/15/25	1,480,000		1,594,626	(a)
NCL Corp. Ltd., Senior Secured Notes	12.250%	5/15/24	3,180,000		3,882,907	(a)
NCL Corp. Ltd., Senior Secured Notes	10.250%	2/1/26	2,920,000		3,441,935	(a)
Royal Caribbean Cruises Ltd., Senior Notes	5.500%	4/1/28	2,190,000		2,299,391	(a)
Saga PLC, Senior Notes	3.375%	5/12/24	2,205,000	GBP	2,930,269	(d)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	1,803,000		1,868,178	(a)(b)
Viking Cruises Ltd., Senior Notes	5.875%	9/15/27	2,870,000		2,816,144	(a)(b)
Viking Cruises Ltd., Senior Notes	7.000%	2/15/29	2,430,000		2,524,162	(a)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	1,490,000		1,521,663	(a)(b)
Wynn Macau Ltd., Senior Notes	5.500%	10/1/27	780,000		819,390	(a)
Wynn Macau Ltd., Senior Notes	5.625%	8/26/28	1,640,000		1,728,175	(a)
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., Senior Notes	7.750%	4/15/25	3,440,000		3,722,390	(a)
Yum! Brands Inc., Senior Notes	7.750%	4/1/25	780,000		853,125	(a)
Total Hotels, Restaurants & Leisure					35,785,029
Specialty Retail — 1.4%
Magic Mergeco Inc., Senior Notes	7.875%	5/1/29	2,120,000		2,180,950	(a)
Magic Mergeco Inc., Senior Secured Notes	5.250%	5/1/28	840,000		851,550	(a)
Party City Holdings Inc., Senior Secured Notes	8.750%	2/15/26	1,190,000		1,221,196	(a)
Sally Holdings LLC/Sally Capital Inc., Senior Notes	5.625%	12/1/25	1,460,000		1,507,377	(b)
Total Specialty Retail					5,761,073
Textiles, Apparel & Luxury Goods — 0.1%
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	450,000		482,733	(a)(b)
Total Consumer Discretionary					75,625,673

See Notes to Financial Statements.

10	Western Asset High Income Fund II Inc. 2021 Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Staples — 2.3%
Food Products — 1.9%
Kraft Heinz Foods Co., Senior Notes	4.625%	1/30/29	3,500,000	$3,947,587	(b)
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	670,000	783,681
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	160,000	185,070
Kraft Heinz Foods Co., Senior Notes	4.375%	6/1/46	700,000	751,770
Pilgrim’s Pride Corp., Senior Notes	5.875%	9/30/27	2,245,000	2,385,312	(a)(b)
Total Food Products				8,053,420
Household Products — 0.4%
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	1,330,000	1,370,765	(b)
Total Consumer Staples				9,424,185
Energy — 22.0%
Oil, Gas & Consumable Fuels — 22.0%
Apache Corp., Senior Notes	5.100%	9/1/40	1,800,000	1,849,500
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	7.625%	12/15/25	190,000	205,628	(a)
Chesapeake Energy Corp., Senior Notes	5.500%	2/1/26	260,000	274,625	(a)
Chesapeake Energy Corp., Senior Notes	5.875%	2/1/29	290,000	312,838	(a)
Continental Resources Inc., Senior Notes	3.800%	6/1/24	330,000	346,088
Continental Resources Inc., Senior Notes	4.375%	1/15/28	240,000	261,551
Continental Resources Inc., Senior Notes	4.900%	6/1/44	1,320,000	1,387,188	(b)
Ecopetrol SA, Senior Notes	6.875%	4/29/30	1,270,000	1,541,462
Ecopetrol SA, Senior Notes	5.875%	5/28/45	2,500,000	2,665,762	(b)
EQM Midstream Partners LP, Senior Notes	6.500%	7/1/27	770,000	851,223	(a)
EQT Corp., Senior Notes	3.900%	10/1/27	1,750,000	1,826,720
EQT Corp., Senior Notes	8.500%	2/1/30	2,320,000	2,969,600
Kinder Morgan Inc., Senior Notes	7.750%	1/15/32	1,950,000	2,752,265	(b)
MEG Energy Corp., Secured Notes	6.500%	1/15/25	340,000	351,687	(a)
NGPL PipeCo LLC, Senior Notes	7.768%	12/15/37	1,900,000	2,559,456	(a)(b)
Occidental Petroleum Corp., Senior Notes	6.950%	7/1/24	1,000,000	1,108,850
Occidental Petroleum Corp., Senior Notes	2.900%	8/15/24	1,640,000	1,637,950
Occidental Petroleum Corp., Senior Notes	5.875%	9/1/25	1,190,000	1,301,562
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	980,000	1,053,500
Occidental Petroleum Corp., Senior Notes	6.200%	3/15/40	1,330,000	1,416,450
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	800,000	849,688
Petrobras Global Finance BV, Senior Notes	5.750%	2/1/29	7,580,000	8,480,883	(b)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2021 Annual Report	11

Schedule of investments (cont’d)

April 30, 2021

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	6,620,000	$7,531,144
Petroleos del Peru SA, Senior Notes	4.750%	6/19/32	1,000,000	1,018,000	(a)
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	2,970,000	2,565,991	(b)
Range Resources Corp., Senior Notes	4.875%	5/15/25	1,009,000	1,003,955
Range Resources Corp., Senior Notes	9.250%	2/1/26	8,231,000	9,048,585	(b)
Range Resources Corp., Senior Notes	8.250%	1/15/29	710,000	771,156	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,430,000	1,539,037	(a)(b)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.875%	4/15/26	300,000	314,805	(b)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.500%	7/15/27	1,150,000	1,253,488	(b)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.875%	1/15/29	270,000	303,413
Transportadora de Gas del Sur SA, Senior Notes	6.750%	5/2/25	1,860,000	1,615,912	(a)(b)
Western Midstream Operating LP, Senior Notes	5.300%	2/1/30	2,690,000	2,938,825	(b)
Western Midstream Operating LP, Senior Notes	5.300%	3/1/48	1,540,000	1,584,129
Western Midstream Operating LP, Senior Notes	6.500%	2/1/50	10,952,000	12,405,988	(b)
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	1,040,000	1,087,282	(b)
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	1,280,000	1,413,663	(b)
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	780,000	1,049,637	(b)
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	3,900,000	4,857,711	(b)
WPX Energy Inc., Senior Notes	8.250%	8/1/23	1,070,000	1,225,819	(b)
YPF SA, Senior Notes	8.500%	7/28/25	3,270,000	2,377,453	(a)(b)
YPF SA, Senior Notes	6.950%	7/21/27	570,000	352,072	(a)
Total Energy				92,262,541
Financials — 17.2%
Banks — 11.6%
Bank of America Corp., Junior Subordinated Notes (6.500% to 10/23/24 then 3 mo. USD LIBOR + 4.174%)	6.500%	10/23/24	2,550,000	2,945,760	(b)(e)(f)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	1,970,000	1,990,242	(a)(b)

See Notes to Financial Statements.

12	Western Asset High Income Fund II Inc. 2021 Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Barclays PLC, Junior Subordinated Notes (8.000% to 6/15/24 then 5 year Treasury Constant Maturity Rate + 5.672%)	8.000%	6/15/24	1,150,000		$1,305,969	(b)(e)(f)
BBVA Bancomer SA, Subordinated Notes (5.125% to 1/17/28 then 5 year Treasury Constant Maturity Rate + 2.650%)	5.125%	1/18/33	4,080,000		4,243,629	(a)(f)
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year ICE Swap Rate + 5.150%)	7.375%	8/19/25	1,820,000		2,125,041	(a)(b)(e)(f)
Citigroup Inc., Junior Subordinated Notes (5.950% to 5/15/25 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	750,000		818,850	(b)(e)(f)
Citigroup Inc., Junior Subordinated Notes (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	5,400,000		5,823,347	(b)(e)(f)
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year ICE Swap Rate + 6.185%)	8.125%	12/23/25	2,510,000		3,048,696	(a)(b)(e)(f)
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	1,610,000		1,832,381	(b)(e)(f)
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	2,180,000		2,369,220	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	4,250,000		4,769,767	(a)(b)
JPMorgan Chase & Co., Junior Subordinated Notes (6.100% to 10/1/24 then 3 mo. USD LIBOR + 3.330%)	6.100%	10/1/24	2,410,000		2,625,394	(b)(e)(f)
Natwest Group PLC, Junior Subordinated Notes (7.648% to 9/30/31 then 3 mo. USD LIBOR + 2.500%)	7.648%	9/30/31	3,530,000		5,174,874	(b)(e)(f)
Natwest Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year ICE Swap Rate + 7.598%)	8.625%	8/15/21	1,370,000		1,400,030	(b)(e)(f)
Santander UK Group Holdings PLC, Junior Subordinated Notes (7.375% to 6/24/22 then GBP 5 year Swap Rate + 5.543%)	7.375%	6/24/22	1,640,000	GBP	2,397,352	(b)(d)(e)(f)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2021 Annual Report	13

Schedule of investments (cont’d)

April 30, 2021

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
TC Ziraat Bankasi AS, Senior Notes	5.125%	9/29/23	2,530,000	$2,568,937	(a)(b)
UniCredit SpA, Subordinated Notes (7.296% to 4/2/29 then USD 5 year ICE Swap Rate + 4.914%)	7.296%	4/2/34	2,840,000	3,373,988	(a)(b)(f)
Total Banks				48,813,477
Capital Markets — 2.6%
Credit Suisse Group AG, Junior Subordinated Notes (7.250% to 9/12/25 then USD 5 year ICE Swap Rate + 4.332%)	7.250%	9/12/25	4,820,000	5,338,126	(a)(b)(e)(f)
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	5,170,000	5,706,724	(a)(e)(f)
Total Capital Markets				11,044,850
Consumer Finance — 0.8%
Navient Corp., Senior Notes	5.875%	10/25/24	1,170,000	1,233,315	(b)
Navient Corp., Senior Notes	6.750%	6/15/26	1,990,000	2,151,687	(b)
Total Consumer Finance				3,385,002
Diversified Financial Services — 1.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.450%	12/16/21	150,000	153,110
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.625%	10/15/27	2,100,000	2,341,373
Global Aircraft Leasing Co. Ltd., Senior Notes (6.500% Cash or 7.250% PIK)	6.500%	9/15/24	4,810,686	4,816,699	(a)(b)(g)
Total Diversified Financial Services				7,311,182
Insurance — 0.4%
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	1,100,000	1,526,250	(a)(b)
Total Financials				72,080,761
Health Care — 10.9%
Health Care Providers & Services — 2.7%
CHS/Community Health Systems Inc., Senior Secured Notes	8.000%	3/15/26	1,900,000	2,049,625	(a)(b)
HCA Inc., Senior Notes	5.625%	9/1/28	600,000	700,500	(b)
HCA Inc., Senior Notes	7.500%	11/15/95	2,205,000	3,027,564	(b)
Legacy LifePoint Health LLC, Senior Secured Notes	6.750%	4/15/25	1,140,000	1,214,100	(a)
Magellan Health Inc., Senior Notes	4.900%	9/22/24	2,530,000	2,765,606	(b)

See Notes to Financial Statements.

14	Western Asset High Income Fund II Inc. 2021 Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Health Care Providers & Services — continued
Tenet Healthcare Corp., Secured Notes	6.250%	2/1/27	1,000,000		$1,050,100	(a)(b)
Tenet Healthcare Corp., Senior Secured Notes	7.500%	4/1/25	610,000		658,038	(a)
Total Health Care Providers & Services					11,465,533
Pharmaceuticals — 8.2%
Bausch Health Americas Inc., Senior Notes	8.500%	1/31/27	4,660,000		5,195,900	(a)
Bausch Health Cos. Inc., Senior Notes	6.125%	4/15/25	4,530,000		4,630,928	(a)(b)
Bausch Health Cos. Inc., Senior Notes	9.000%	12/15/25	500,000		543,225	(a)(b)
Bausch Health Cos. Inc., Senior Secured Notes	7.000%	3/15/24	666,000		683,712	(a)(b)
Cidron Aida Finco Sarl, Senior Secured Notes	6.250%	4/1/28	940,000	GBP	1,329,636	(a)
Endo Luxembourg Finance Co. I Sarl/Endo US Inc., Senior Secured Notes	6.125%	4/1/29	1,100,000		1,090,375	(a)
Jazz Securities DAC, Senior Secured Notes	4.375%	1/15/29	1,420,000		1,453,725	(a)
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	9,888,000		9,955,980	(b)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	4,280,000		4,282,675
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	3,850,000		3,816,813	(b)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	6.000%	4/15/24	1,160,000		1,225,250
Total Pharmaceuticals					34,208,219
Total Health Care					45,673,752
Industrials — 13.4%
Aerospace & Defense — 0.8%
TransDigm Inc., Senior Secured Notes	8.000%	12/15/25	3,220,000		3,501,879	(a)
Airlines — 10.0%
American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes	5.500%	4/20/26	990,000		1,040,738	(a)
American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes	5.750%	4/20/29	1,610,000		1,727,128	(a)
Continental Airlines Pass-Through Trust	5.983%	4/19/22	1,794,424		1,846,070	(b)
Delta Air Lines Inc., Senior Notes	3.625%	3/15/22	3,000,000		3,049,838
Delta Air Lines Inc., Senior Notes	3.800%	4/19/23	5,160,000		5,311,006
Delta Air Lines Inc., Senior Notes	2.900%	10/28/24	1,070,000		1,079,980	(b)
Delta Air Lines Inc., Senior Notes	7.375%	1/15/26	880,000		1,034,331

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2021 Annual Report	15

Schedule of investments (cont’d)

April 30, 2021

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Airlines — continued
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	7,670,000		$8,923,574	(a)(b)
Delta Air Lines Pass-Through Certificates Trust	8.021%	8/10/22	414,132		431,376	(b)
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., Senior Secured Notes	5.750%	1/20/26	1,276,000		1,349,370	(a)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Senior Secured Notes	6.500%	6/20/27	3,190,000		3,505,012	(a)
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	6,730,000		7,586,998	(a)
United Airlines Holdings Inc., Senior Notes	4.250%	10/1/22	3,165,000		3,231,307
United Airlines Holdings Inc., Senior Notes	5.000%	2/1/24	980,000		1,009,400
United Airlines Inc., Senior Secured Notes	4.625%	4/15/29	700,000		728,315	(a)
Total Airlines					41,854,443
Building Products — 0.6%
Standard Industries Inc., Senior Notes	5.000%	2/15/27	2,580,000		2,663,850	(a)(b)
Commercial Services & Supplies — 0.7%
CoreCivic Inc., Senior Notes	8.250%	4/15/26	1,540,000		1,549,625
GFL Environmental Inc., Senior Notes	8.500%	5/1/27	1,404,000		1,540,012	(a)(b)
Total Commercial Services & Supplies					3,089,637
Machinery — 0.3%
Titan International Inc., Senior Secured Notes	7.000%	4/30/28	970,000		1,000,424	(a)
Trading Companies & Distributors — 1.0%
Doman Building Materials Group Ltd., Senior Notes	5.250%	5/15/26	1,430,000	CAD	1,169,223	(a)(c)
H&E Equipment Services Inc., Senior Notes	3.875%	12/15/28	2,450,000		2,394,875	(a)
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	606,000		646,905
Total Trading Companies & Distributors					4,211,003
Total Industrials					56,321,236

See Notes to Financial Statements.

16	Western Asset High Income Fund II Inc. 2021 Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Information Technology — 2.8%
Communications Equipment — 1.1%
CommScope Inc., Senior Notes	8.250%	3/1/27	4,001,000	$4,291,072	(a)(b)
CommScope Technologies LLC, Senior Notes	6.000%	6/15/25	68,000	69,275	(a)
Total Communications Equipment				4,360,347
Software — 0.6%
Helios Software Holdings Inc., Senior Secured Notes	4.625%	5/1/28	2,630,000	2,610,275	(a)
Technology Hardware, Storage & Peripherals — 1.1%
Dell International LLC/EMC Corp., Senior Notes	7.125%	6/15/24	1,230,000	1,265,024	(a)(b)
Seagate HDD Cayman, Senior Notes	4.750%	6/1/23	1,700,000	1,828,229	(b)
Seagate HDD Cayman, Senior Notes	4.750%	1/1/25	850,000	926,190	(b)
Seagate HDD Cayman, Senior Notes	4.875%	6/1/27	495,000	551,641
Total Technology Hardware, Storage & Peripherals				4,571,084
Total Information Technology				11,541,706
Materials — 8.2%
Chemicals — 1.0%
Braskem America Finance Co., Senior Notes	7.125%	7/22/41	700,000	817,225	(b)(d)
Orbia Advance Corp. SAB de CV, Senior Notes	5.875%	9/17/44	1,000,000	1,176,225	(a)(b)
Sasol Financing USA LLC, Senior Notes	5.500%	3/18/31	2,000,000	2,035,980
Total Chemicals				4,029,430
Containers & Packaging — 2.6%
ARD Finance SA, Senior Secured Notes
(6.500% Cash or 7.250% PIK)	6.500%	6/30/27	2,790,000	2,922,525	(a)(b)(g)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	6.000%	2/15/25	5,408,000	5,585,220	(a)(b)
Pactiv LLC, Senior Notes	7.950%	12/15/25	920,000	1,025,800	(b)
Trivium Packaging Finance BV, Senior Notes	8.500%	8/15/27	1,230,000	1,320,633	(a)
Total Containers & Packaging				10,854,178
Metals & Mining — 4.6%
ArcelorMittal SA, Senior Notes	7.250%	10/15/39	3,200,000	4,518,419	(b)
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	3,590,000	3,661,800	(a)
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	760,000	771,400	(b)
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	910,000	952,174	(b)
Freeport-McMoRan Inc., Senior Notes	4.250%	3/1/30	750,000	807,214

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2021 Annual Report	17

Schedule of investments (cont’d)

April 30, 2021

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	3,870,000		$4,731,075	(b)
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	2,960,000		4,025,999	(b)
Total Metals & Mining					19,468,081
Total Materials					34,351,689
Real Estate — 0.7%
Equity Real Estate Investment Trusts (REITs) — 0.7%
CoreCivic Inc., Senior Notes	4.750%	10/15/27	1,140,000		1,032,168
Diversified Healthcare Trust, Senior Notes	9.750%	6/15/25	860,000		964,275	(b)
Service Properties Trust, Senior Notes	5.500%	12/15/27	930,000		980,111
Total Real Estate					2,976,554
Utilities — 2.1%
Electric Utilities — 0.3%
Pampa Energia SA, Senior Notes	7.500%	1/24/27	1,590,000		1,304,682	(a)
Gas Utilities — 1.2%
Suburban Propane Partners LP/Suburban
Energy Finance Corp., Senior Notes	5.875%	3/1/27	4,650,000		4,856,344	(b)
Independent Power and Renewable Electricity Producers — 0.6%
Minejesa Capital BV, Senior Secured Notes	4.625%	8/10/30	2,380,000		2,519,135	(a)(b)
Total Utilities					8,680,161
Total Corporate Bonds & Notes (Cost — $437,540,923)					516,018,727
Sovereign Bonds — 9.3%
Argentina — 0.8%
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	558,141		212,658
Argentine Republic Government International Bond, Senior Notes, Step bond (0.125% to 7/9/21 then 0.500%)	0.125%	7/9/30	2,092,500		761,670
Provincia de Buenos Aires, Senior Notes	9.950%	6/9/21	3,150,000		1,456,875	*(a)(h)
Provincia de Cordoba, Senior Notes, Step bond (3.000% to 6/1/21, 5.000% to 6/1/22 then 6.990%)	3.000%	6/1/27	1,540,000		916,315	(a)
Total Argentina					3,347,518
Bahamas — 0.2%
Bahamas Government International Bond, Senior Notes	6.950%	11/20/29	850,000		881,875	(a)
Brazil — 0.4%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/25	3,960,000	BRL	776,994

See Notes to Financial Statements.

18	Western Asset High Income Fund II Inc. 2021 Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Brazil — continued
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	567,000	BRL $	111,144
Brazilian Government International Bond, Senior Notes	3.875%	6/12/30	675,000		671,227
Total Brazil					1,559,365
Costa Rica — 0.1%
Costa Rica Government International Bond, Senior Notes	7.158%	3/12/45	460,000		477,250	(a)
Ecuador — 0.2%
Ecuador Government International Bond, Senior Notes, Step bond (0.500% to 7/31/21 then 1.000%)	0.500%	7/31/35	1,000,000		685,010	(a)
Egypt — 0.6%
Egypt Government International Bond, Senior Notes	7.600%	3/1/29	2,230,000		2,425,212	(a)
Ghana — 0.2%
Ghana Government International Bond, Senior Notes	7.625%	5/16/29	1,080,000		1,101,362	(a)
Guatemala — 0.2%
Guatemala Government Bond, Senior Notes	4.375%	6/5/27	970,000		1,058,328	(a)
Indonesia — 1.0%
Indonesia Government International Bond, Senior Notes	1.850%	3/12/31	3,600,000		3,457,994
Indonesia Treasury Bond	8.250%	7/15/21	10,046,000,000	IDR	702,796
Total Indonesia					4,160,790
Ivory Coast — 0.1%
Ivory Coast Government International Bond, Senior Notes, Step bond	5.750%	12/31/32	353,473		358,373	(a)
Mexico — 0.7%
Mexican Bonos, Senior Notes	7.750%	11/23/34	57,470,000	MXN	2,973,243
Nigeria — 0.3%
Nigeria Government International Bond, Senior Notes	7.875%	2/16/32	1,130,000		1,220,841	(d)
Oman — 0.4%
Oman Government International Bond, Senior Notes	5.625%	1/17/28	1,500,000		1,580,933	(a)
Panama — 1.2%
Panama Government International Bond, Senior Notes	2.252%	9/29/32	5,340,000		5,111,768

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2021 Annual Report	19

Schedule of investments (cont’d)

April 30, 2021

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Paraguay — 0.3%
Paraguay Government International Bond, Senior Notes	2.739%	1/29/33	1,190,000		$1,139,425	(a)
Peru — 0.6%
Peruvian Government International Bond, Senior Notes	1.862%	12/1/32	2,860,000		2,608,935
Russia — 1.3%
Russian Federal Bond — OFZ	7.000%	1/25/23	98,290,000	RUB	1,334,102
Russian Federal Bond — OFZ	6.900%	5/23/29	298,820,000	RUB	3,984,816
Total Russia					5,318,918
Turkey — 0.5%
Turkey Government International Bond, Senior Notes	4.250%	4/14/26	2,400,000		2,253,149
Ukraine — 0.2%
Ukraine Government International Bond, Senior Notes	7.375%	9/25/32	800,000		810,420	(a)
Total Sovereign Bonds (Cost — $38,355,611)					39,072,715
U.S. Government & Agency Obligations — 4.8%
U.S. Government Obligations — 4.8%
U.S. Treasury Notes	1.875%	8/31/22	3,400,000		3,480,219	(i)
U.S. Treasury Notes	1.625%	5/31/23	1,000,000		1,029,980	(i)
U.S. Treasury Notes	2.750%	8/31/23	4,000,000		4,235,234	(i)
U.S. Treasury Notes	2.125%	3/31/24	3,000,000		3,156,855	(i)
U.S. Treasury Notes	2.000%	6/30/24	3,000,000		3,153,340	(i)
U.S. Treasury Notes	0.750%	3/31/26	3,500,000		3,486,602	(i)
U.S. Treasury Notes	0.875%	11/15/30	1,800,000		1,683,563
Total U.S. Government & Agency Obligations (Cost — $19,525,524)					20,225,793
Senior Loans — 3.5%
Consumer Discretionary — 0.8%
Hotels, Restaurants & Leisure — 0.4%
Royal Caribbean Cruises Ltd., First Lien Term Loan A	—	4/5/22	1,700,000		1,643,334	(j)
Specialty Retail — 0.4%
PetSmart LLC, Initial Term Loan (the greater of 3 mo. USD LIBOR or 0.750% + 3.750%)	4.500%	2/11/28	1,830,000		1,837,548	(f)(k)(l)
Total Consumer Discretionary					3,480,882
Health Care — 0.5%
Pharmaceuticals — 0.5%
Jazz Financing Lux Sarl, Initial Dollar Term Loan	—	5/5/28	1,990,000		1,996,965	(j)

See Notes to Financial Statements.

20	Western Asset High Income Fund II Inc. 2021 Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 1.7%
Airlines — 1.7%
JetBlue Airways Corp., Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 5.250%)	6.250%	6/17/24	2,358,125	$2,422,422	(f)(k)(l)
Mileage Plus Holdings LLC, Initial Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 5.250%)	6.250%	6/21/27	500,000	534,219	(f)(k)(l)
United Airlines Inc., Term Loan B	—	4/21/28	4,070,000	4,124,147	(j)
Total Industrials				7,080,788
Materials — 0.5%
Chemicals — 0.5%
INEOS US Petrochem LLC, 2026 Dollar Term Loan B (the greater of 3 mo. USD LIBOR or 0.500% + 2.750%)	3.250%	1/29/26	2,250,000	2,244,375	(f)(k)(l)
Total Senior Loans (Cost — $14,613,860)				14,803,010
Convertible Bonds & Notes — 1.1%
Communication Services — 1.1%
Media — 1.1%
DISH Network Corp., Senior Notes (Cost — $3,722,934)	3.375%	8/15/26	4,475,000	4,721,125
			Shares
Preferred Stocks — 1.0%
Financials — 1.0%
Banks — 1.0%
GMAC Capital Trust I, Non Voting Shares (3 mo. USD LIBOR + 5.785%) (Cost — $3,419,137)	5.983%		155,800	3,994,712	(b)(f)
Convertible Preferred Stocks — 0.4%
Energy — 0.4%
Oil, Gas & Consumable Fuels — 0.4%
Targa Resources Corp. (Cost — $1,512,000)	9.500%		1,440	1,526,642

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2021 Annual Report	21

Schedule of investments (cont’d)

April 30, 2021

Western Asset High Income Fund II Inc.

Security		Shares	Value
Common Stocks — 0.3%
Consumer Discretionary — 0.3%
Specialty Retail — 0.3%
Party City Holdings Inc.		149,144	$1,044,008	*
Energy — 0.0%††
Energy Equipment & Services — 0.0%††
Hercules Offshore Inc. (Escrow)		96,800	58,553	*(m)(n)
KCAD Holdings I Ltd.		533,873,172	0	*(m)(n)(o)
Total Energy			58,553
Total Common Stocks (Cost — $7,637,626)			1,102,561
Total Investments before Short-Term Investments (Cost — $526,327,615)			601,465,285

	Rate
Short-Term Investments — 1.0%
Dreyfus Government Cash Management,
Institutional Shares (Cost — $4,260,906)	0.030%	4,260,906	4,260,906
Total Investments — 144.5% (Cost — $530,588,521)			605,726,191
Liabilities in Excess of Other Assets — (44.5)%			(186,452,364)
Total Net Assets — 100.0%			$419,273,827

See Notes to Financial Statements.

22	Western Asset High Income Fund II Inc. 2021 Annual Report

Western Asset High Income Fund II Inc.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (Note 6).

(c)	Securities traded on a when-issued or delayed delivery basis.

(d)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(g)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(h)	The coupon payment on this security is currently in default as of April 30, 2021.

(i)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(j)	All or a portion of this loan is unfunded as of April 30, 2021. The interest rate for fully unfunded term loans is to be determined.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(m)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(n)	Security is valued using significant unobservable inputs (Note 1).

(o)	Value is less than $1.

Abbreviation(s) used in this schedule:

BRL	— Brazilian Real

CAD	— Canadian Dollar

GBP	— British Pound

ICE	— Intercontinental Exchange

IDR	— Indonesian Rupiah

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)

PIK	— Payment-In-Kind

RUB	— Russian Ruble

USD	— United States Dollar

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2021 Annual Report	23

Schedule of investments (cont’d)

April 30, 2021

Western Asset High Income Fund II Inc.

At April 30, 2021, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value**
Deutsche Bank AG	0.130%	2/26/2021	5/26/2021	$15,069,000	U.S. Government & Agency Obligations	$15,117,142
Deutsche Bank AG	0.130%	4/23/2021	5/26/2021	3,491,250	U.S. Government & Agency Obligations	3,488,825
				$18,560,250		$18,605,967

*	Refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

**	Including accrued interest.

At April 30, 2021, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	4,505,482	USD	5,359,135	Citibank N.A.	7/19/21	$66,596
USD	3,070,836	GBP	2,234,806	Goldman Sachs Group Inc.	7/19/21	(16,225)
Total						$50,371

Abbreviation(s) used in this table:

EUR	— Euro

GBP	— British Pound

USD	— United States Dollar

See Notes to Financial Statements.

24	Western Asset High Income Fund II Inc. 2021 Annual Report

Statement of assets and liabilities

April 30, 2021

Assets:
Investments, at value (Cost — $530,588,521)	$605,726,191
Foreign currency, at value (Cost — $230,725)	225,144
Cash	90,900
Interest and dividends receivable	7,676,746
Receivable for securities sold	1,826,603
Unrealized appreciation on forward foreign currency contracts	66,596
Prepaid expenses	18,294
Total Assets	615,630,474

Liabilities:
Loan payable (Note 6)	158,000,000
Payable for open reverse repurchase agreements (Note 3)	18,560,250
Payable for securities purchased	16,316,603
Distributions payable	2,874,429
Investment management fee payable	388,593
Interest expense payable	42,853
Directors’ fees payable	18,762
Unrealized depreciation on forward foreign currency contracts	16,225
Accrued expenses	138,932
Total Liabilities	196,356,647
Total Net Assets	$419,273,827

Net Assets:
Par value ($0.001 par value; 58,661,812 shares issued and outstanding; 100,000,000 shares authorized)	$58,662
Paid-in capital in excess of par value	553,949,095
Total distributable earnings (loss)	(134,733,930)
Total Net Assets	$419,273,827

Shares Outstanding	58,661,812

Net Asset Value	$7.15

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2021 Annual Report	25

Statement of operations

For the Year Ended April 30, 2021

Investment Income:
Interest	$44,999,213
Dividends	281,766
Less: Foreign taxes withheld	(67,041)
Total Investment Income	45,213,938

Expenses:
Investment management fee (Note 2)	5,664,612
Interest expense (Notes 3 and 6)	1,602,461
Legal fees	198,988
Directors’ fees	189,870
Transfer agent fees	187,908
Audit and tax fees	79,632
Stock exchange listing fees	50,525
Shareholder reports	26,415
Custody fees	16,211
Insurance	8,046
Fund accounting fees	8,000
Miscellaneous expenses	5,757
Total Expenses	8,038,425
Less: Fee waivers and/or expense reimbursements (Note 2)	(2,819)
Net Expenses	8,035,606
Net Investment Income	37,178,332

Realized and Unrealized Gain (Loss) on Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	6,041,964	†
Forward foreign currency contracts	(130,166)
Foreign currency transactions	29,511
Net Realized Gain	5,941,309
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	75,994,991
Forward foreign currency contracts	111,036
Foreign currencies	9,484
Change in Net Unrealized Appreciation (Depreciation)	76,115,511
Net Gain on Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions	82,056,820
Increase in Net Assets From Operations	$119,235,152

†	Net of foreign capital gains tax of $3,835.

See Notes to Financial Statements.

26	Western Asset High Income Fund II Inc. 2021 Annual Report

Statements of changes in net assets

For the Years Ended April 30,	2021	2020

Operations:
Net investment income	$37,178,332	$47,194,817
Net realized gain (loss)	5,941,309	(56,456,439)
Change in net unrealized appreciation (depreciation)	76,115,511	(38,551,492)
Increase (Decrease) in Net Assets From Operations	119,235,152	(47,813,114)

Distributions to Shareholders From (Note 1):
Total distributable earnings	(34,735,425)	(40,900,287)
Return of capital	(7,277,376)	(7,578,964)
Decrease in Net Assets From Distributions to Shareholders	(42,012,801)	(48,479,251)

Fund Share Transactions:
Cost of shares repurchased (0 and 917,344 shares repurchased, respectively) (Note 8)	—	(4,506,248)
Cost of shares repurchased through tender offer (25,577,060 and 0 shares repurchased, respectively) (Note 5)	(179,295,192)	—
Decrease in Net Assets From Fund Share Transactions	(179,295,192)	(4,506,248)
Decrease in Net Assets	(102,072,841)	(100,798,613)

Net Assets:
Beginning of year	521,346,668	622,145,281
End of year	$419,273,827	$521,346,668

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2021 Annual Report	27

Statement of cash flows

For the Year Ended April 30, 2021

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$119,235,152
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(334,926,229)
Sales of portfolio securities	544,995,901
Net purchases, sales and maturities of short-term investments	8,850,917
Payment-in-kind	(352,312)
Net amortization of premium (accretion of discount)	(7,393,079)
Decrease in receivable for securities sold	16,457,682
Decrease in interest and dividends receivable	3,641,117
Decrease in prepaid expenses	20,859
Increase in payable for securities purchased	7,969,718
Decrease in investment management fee payable	(81,285)
Increase in Directors’ fees payable	13,195
Decrease in interest expense payable	(55,388)
Increase in accrued expenses	68,730
Net realized gain on investments	(6,041,964)
Change in net unrealized appreciation (depreciation) of investments and forward foreign currency contracts	(76,106,027)
Net Cash Provided in Operating Activities*	276,296,987

Cash Flows from Financing Activities:
Distributions paid on common stock (net of distributions payable)	(43,266,077)
Repayment of loan facility borrowings	(50,000,000)
Decrease in payable for reverse repurchase agreements	(9,658,750)
Payment for shares repurchased through tender offer	(179,295,192)
Net Cash Used by Financing Activities	(282,220,019)
Net Decrease in Cash and Restricted Cash	(5,923,032)
Cash and restricted cash at beginning of year	6,239,076
Cash and restricted cash at end of year	$316,044

*	Included in operating expenses is cash of $1,657,849 paid for interest on borrowings.

The following table provides a reconciliation of cash (including foreign currency) and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

April 30, 2021
Cash	$316,044
Restricted cash	—
Total cash and restricted cash shown in the Statement of Cash Flows	$316,044

See Notes to Financial Statements.

28	Western Asset High Income Fund II Inc. 2021 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended April 30:
	2021[1]	2020[1]	2019[1]	2018[1]	2017[1]

Net asset value, beginning of year	$6.19	$7.31	$7.39	$7.78	$7.12

Income (loss) from operations:
Net investment income	0.51	0.55	0.52	0.56	0.66
Net realized and unrealized gain (loss)	1.03	(1.11)	(0.06)	(0.37)	0.69
Total income (loss) from operations	1.54	(0.56)	0.46	0.19	1.35

Less distributions from:
Net investment income	(0.46)	(0.48)	(0.50)	(0.57)	(0.63)
Return of capital	(0.13)	(0.09)	(0.05)	(0.01)	(0.06)
Total distributions	(0.59)	(0.57)	(0.55)	(0.58)	(0.69)
Anti-dilutive impact of repurchase plan	—	0.01 [2]	0.01 [2]	—	—
Anti-dilutive impact of tender offer	0.01 [3]	—	—	—	—

Net asset value, end of year	$7.15	$6.19	$7.31	$7.39	$7.78

Market price, end of year	$7.09	$5.51	$6.69	$6.55	$7.42
Total return, based on NAV[4,5]	25.68%	(8.11)%	6.77%	2.41%	19.76%
Total return, based on Market Price[6]	40.48%	(10.02)%	11.29%	(4.15)%	18.36%

Net assets, end of year (millions)	$419	$521	$622	$637	$671

Ratios to average net assets:
Gross expenses	1.59%	2.57%[7]	2.47%	1.97%	1.73%
Net expenses	1.59 [8]	2.55 [7,8]	2.45 [8]	1.97	1.73
Net investment income	7.37	7.76	7.31	7.26	8.72
Portfolio turnover rate	50%	66%	105%	91%	77%

Supplemental data:
Loan Outstanding, End of Year (000s)	$158,000	$208,000	$246,500	$235,000	$240,000
Asset Coverage Ratio for Loan Outstanding[9]	365%	351%	352%	371%	380%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[9]	$3,654	$3,506	$3,524	$3,710	$3,796
Weighted Average Loan (000s)	$178,800	$241,971	$242,889	$239,548	$240,000
Weighted Average Interest Rate on Loan	0.86%	2.58%	3.08%	2.17%	1.41%

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2021 Annual Report	29

Financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]

The repurchase plan was completed at an average repurchase price of $4.91 for 917,344 shares and $4,506,248 for the year ended April 30, 2020 and $5.98 for 1,047,640 shares and $6,268,230 for the year ended April 30, 2019.

[3]	The tender offer was completed at a price of $7.01 for 25,577,060 shares and $179,295,192 for the year ended April 30, 2021.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.
[6]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[7]

Included in the expense ratios are certain non-recurring legal and transfer agent fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.37% and 2.35%, respectively.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

See Notes to Financial Statements.

30	Western Asset High Income Fund II Inc. 2021 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset High Income Fund II Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income. On August 14, 2020, the Board of Directors of the Fund approved amendments to the Fund’s bylaws. The amended and restated bylaws were subsequently filed on Form 8-K and are available on the Securities and Exchange Commission’s website at www.sec.gov.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (formerly known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the

Western Asset High Income Fund II Inc. 2021 Annual Report	31

Notes to financial statements (cont’d)

“Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

32	Western Asset High Income Fund II Inc. 2021 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$516,018,727	—	$516,018,727
Sovereign Bonds	—	39,072,715	—	39,072,715
U.S. Government & Agency Obligations	—	20,225,793	—	20,225,793
Senior Loans	—	14,803,010	—	14,803,010
Convertible Bonds & Notes	—	4,721,125	—	4,721,125
Preferred Stocks	$3,994,712	—	—	3,994,712
Convertible Preferred Stocks	—	1,526,642	—	1,526,642
Common Stocks:
Consumer Discretionary	1,044,008	—	—	1,044,008
Energy	—	—	$58,553	58,553
Total Long-Term Investments	5,038,720	596,368,012	58,553	601,465,285
Short-Term Investments†	4,260,906	—	—	4,260,906
Total Investments	$9,299,626	$596,368,012	$58,553	$605,726,191
Other Financial Instruments:
Forward Foreign Currency Contracts	—	$66,596	—	$66,596
Total	$9,299,626	$596,434,608	$58,553	$605,792,787

	LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Forward Foreign Currency Contracts	—	$16,225	—	$16,225
†	See Schedule of Investments for additional detailed categorizations.

(b) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Western Asset High Income Fund II Inc. 2021 Annual Report	33

Notes to financial statements (cont’d)

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of the total amount committed may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At April 30, 2021, the Fund had sufficient cash and/or securities to cover these commitments.

(e) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will pledge cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(f) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed

34	Western Asset High Income Fund II Inc. 2021 Annual Report

delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(h) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of,

Western Asset High Income Fund II Inc. 2021 Annual Report	35

Notes to financial statements (cont’d)

among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

36	Western Asset High Income Fund II Inc. 2021 Annual Report

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of April 30, 2021, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $16,225. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are

Western Asset High Income Fund II Inc. 2021 Annual Report	37

Notes to financial statements (cont’d)

recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(37,031)	$37,031

(a)	Reclassifications are due to differences between actual and estimated information which adjusted the prior year return of capital.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) are the Fund’s subadvisers. As of July 31, 2020, LMPFA, Western Asset, Western Asset Limited and Western Asset Singapore are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, LMPFA, Western Asset, Western Asset Limited and Western Asset Singapore were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, Legg Mason is a subsidiary of Franklin Resources.

38	Western Asset High Income Fund II Inc. 2021 Annual Report

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average weekly net assets plus the proceeds of any outstanding borrowings used for leverage and any proceeds from the issuance of preferred stock.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Asset Singapore provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. Western Asset Limited and Western Asset Singapore do not receive any compensation from the Fund and are paid by Western Asset for their services to the Fund. For its services, LMPFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Asset Singapore a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

During the year ended April 30, 2021, fees waived and/or expenses reimbursed amounted to $2,819.

As of July 31, 2020, all officers and one Director of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund. Prior to July 31, 2020, all officers and one Director of the Fund were employees of Legg Mason and did not receive compensation from the Fund.

3. Investments

During the year ended April 30, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$303,755,995	$31,170,234
Sales	506,333,426	38,662,475

At April 30, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$537,248,124	$84,390,554	$(15,912,487)	$68,478,067
Forward foreign currency contracts	—	66,596	(16,225)	50,371

Western Asset High Income Fund II Inc. 2021 Annual Report	39

Notes to financial statements (cont’d)

Transactions in reverse repurchase agreements for the Fund during the year ended April 30, 2021 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$23,232,147	0.256%	$28,301,250

*	Averages based on the number of days that the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.130% to 0.720% during the year ended April 30, 2021. Interest expense incurred on reverse repurchase agreements totaled $59,420.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2021.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$66,596

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$16,225

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended April 30, 2021. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(130,166)
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$111,036

40	Western Asset High Income Fund II Inc. 2021 Annual Report

During the year ended April 30, 2021, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)	$3,696,374
Forward foreign currency contracts (to sell)	2,758,757

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of April 30, 2021.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Citibank N.A.	$66,596	—	$66,596	—	$66,596
Goldman Sachs Group Inc.	—	$(16,225)	(16,225)	—	(16,225)
Total	$66,596	$(16,225)	$50,371	—	$50,371

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

2 Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Tender offer

On June 22, 2020, the Fund’s Board of Directors (the “Board”) authorized (subject to certain conditions) a cash tender offer for up to 35% of the outstanding common stock (“Shares”) of the Fund at a price per Share equal to 99.5% of the Fund’s net asset value per Share as of the business day immediately following the expiration date of the tender offer. On October 19, 2020, the Fund commenced its tender offer, which expired on November 16, 2020. On November 19, 2020, the Fund announced the final results of the tender offer. A total of 25,577,060 Shares were duly tendered and not withdrawn, representing approximately 30% of the Fund’s outstanding Shares. The Shares accepted for tender were repurchased at a price of $7.01 equal to 99.5% of the per Share net asset value, $7.05, as of the close of the regular trading session of the New York Stock Exchange on November 17, 2020. Payment for such Shares was made on November 19, 2020. Shares that were not tendered remain outstanding.

6. Loan

The Fund has a revolving credit agreement with Pershing LLC (“Credit Agreement”) that allows the Fund to borrow up to an aggregate amount of $300,000,000, subject to approval by Pershing LLC, and renews daily for a 180-day term unless notice to the contrary is given to the Fund. The interest on the loan is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. On May 27, 2021, the Fund amended its credit agreement with Pershing LLC. Under the amendment, effective June 20, 2021, the Fund pays interest on borrowings calculated based on the Overnight Bank Funding Rate plus applicable margin. The Overnight Bank Funding Rate means the Overnight Bank Funding Rate as reported by the New York Federal Reserve in the FR2420 Report of Selected Money Market Rates or any

Western Asset High Income Fund II Inc. 2021 Annual Report	41

Notes to financial statements (cont’d)

successor report or website. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of Pershing LLC. The Fund’s Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to this loan for the year ended April 30, 2021 was $1,540,746. For the year ended April 30, 2021, the Fund had an average daily loan balance outstanding of $178,800,000 and the weighted average interest rate was 0.86%. At April 30, 2021, the Fund had $158,000,000 of borrowings outstanding.

7. Distributions subsequent to April 30, 2021

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
4/23/2021	5/3/2021	$0.0490
5/21/2021	6/1/2021	$0.0490
6/23/2021	7/1/2021	$0.0490
7/23/2021	8/2/2021	$0.0490
8/24/2021	9/1/2021	$0.0490

8. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the year ended April 30, 2021, the Fund did not repurchase any shares.

Since the commencement of the stock repurchase program through April 30, 2021, the Fund repurchased 1,964,984 shares or 2.28% of its common shares outstanding for a total amount of $10,774,478.

42	Western Asset High Income Fund II Inc. 2021 Annual Report

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended April 30, was as follows:

	2021	2020
Distributions paid from:
Ordinary income	$34,735,425	$40,900,287
Tax return of capital	7,277,376	7,578,964
Total distributions paid	$42,012,801	$48,479,251

As of April 30, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(200,123,833)
Other book/tax temporary differences(a)	(3,134,599)
Unrealized appreciation (depreciation)(b)	68,524,502
Total distributable earnings (loss) — net	$(134,733,930)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on foreign currency contracts, the difference between cash and accrual basis distributions paid, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium on fixed income securities and other book/tax basis adjustments.

10. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (the “ASU”). The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

11. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance. In addition, the outbreak of

Western Asset High Income Fund II Inc. 2021 Annual Report	43

Notes to financial statements (cont’d)

COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

***

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of (i) the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023 and (ii) all other LIBOR settings, including the one-week and two-month USD LIBOR settings, immediately following the LIBOR publication on Friday, December 31, 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

44	Western Asset High Income Fund II Inc. 2021 Annual Report

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of Western Asset High Income Fund II Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset High Income Fund II Inc. (the “Fund”) as of April 30, 2021, the related statements of operations and cash flows for the year ended April 30, 2021, the statement of changes in net assets for each of the two years in the period ended April 30, 2021, including the related notes, and the financial highlights for each of the four years in the period ended April 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2021 and the financial highlights for each of the four years in the period ended April 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended April 30, 2017 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated June 22, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian, agent banks, and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

June 21, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset High Income Fund II Inc. 2021 Annual Report	45

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset High Income Fund II Inc. was held on October 23, 2020 for the purpose of considering and voting upon the proposals presented at the Meeting. The following table provides information concerning the matters voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld	Abstain
Robert D. Agdern	55,942,287	15,210,319	795,353
Daniel P. Cronin	55,666,278	15,515,457	766,224
Paolo M. Cucchi	55,625,016	15,542,845	780,098
Eileen A. Kamerick	56,212,606	14,985,432	749,921

As of April 30, 2021, in addition to Robert D. Agdern, Daniel P. Cronin, Paolo M. Cucchi and Eileen A. Kamerick, the other Directors of the Fund were as follows:

Carol L.Colman

William R. Hutchinson

Nisha Kumar

Jane Trust

Ratification of Selection of Independent Registered Public Accountants

To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as independent registered public accountants of the Fund for the fiscal year ended April 30, 2021.

For	Against	Abstain
70,779,466	582,324	586,169

46	Western Asset High Income Fund II Inc.

Fund announcement

On August 14, 2020, the Fund announced that it has elected, by resolution unanimously adopted by the Fund’s board of directors, to be subject to the Maryland Control Share Acquisition Act (the “MCSAA”), effective immediately. The MCSAA protects the interests of all stockholders of a Maryland corporation by providing that any holder of “control shares” acquired in a “control share acquisition” will not be entitled to vote its shares unless the other stockholders of the corporation reinstate those voting rights at a meeting of stockholders by a vote of two-thirds of the votes entitled to be cast on the matter, excluding the “acquiring person” (i.e., the holder or group of holders acting in concert that acquires, or proposes to acquire, “control shares”) and any other holders of “interested shares” as defined in the MCSAA. Generally, “control shares” are shares that, when aggregated with shares already owned by an acquiring person, would entitle the acquiring person to exercise 10% or more, 33 1/3% or more, or a majority of the total voting power of shares entitled to vote in the election of directors.

Application of the MCSAA seeks to limit the ability of an acquiring person to achieve a short-term gain at the expense of the Fund’s ability to pursue its investment objective and policies and seek long-term value for the rest of the Fund’s stockholders. The above description of the MCSAA is only a high-level summary and does not purport to be complete. Investors should refer to the actual provisions of the MCSAA and the Fund’s bylaws for more information, including definitions of key terms, various exclusions and exemptions from the statute’s scope, and the procedures by which stockholders may approve the reinstatement of voting rights to holders of “control shares.”

Western Asset High Income Fund II Inc.	47

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset High Income Fund II Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.

Independent Directors†
Robert D. Agdern

Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, and Compliance Liaison, Class I
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during the past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (2002 to 2016); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC)
Number of portfolios in fund complex overseen by Director (including the Fund)	20
Other board memberships held by Director during the past five years	None

Carol L. Colman

Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating, Audit and Compensation Committees, and Chair of Pricing and Valuation Committee, Class III
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during the past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	20
Other board memberships held by Director during the past five years	None

48	Western Asset High Income Fund II Inc.

Independent Directors† (cont’d)
Daniel P. Cronin

Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Audit, Compensation and Pricing and Valuation Committees, and Chair of Nominating Committee, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during the past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	20
Other board memberships held by Director during the past five years	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, and Pricing and Valuation Committees, and Chair of Compensation Committee, Class II
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during the past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Vice President and Dean of The College of Liberal Arts (1984 to 2009) and Professor of French and Italian (2009 to 2014) at Drew University
Number of portfolios in fund complex overseen by Director (including the Fund)	20
Other board memberships held by Director during the past five years	None

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Lead Independent Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during the past five years	President, W.R. Hutchinson & Associates Inc. (consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	20
Other board memberships held by Director during the past five years	Director (since 1994) and formerly, Non-Executive Chairman of the Board (December 2009 to April 2020), Associated Banc-Corp. (financial services company)

Western Asset High Income Fund II Inc.	49

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors† (cont’d)
Eileen A. Kamerick

Year of birth	1958
Position(s) held with Fund[1]	Director and Member of Nominating, Compensation and Pricing and Valuation Committees, and Chair of Audit Committee, Class I
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during the past five years	Chief Executive Officer, The Governance Partners, LLC (consulting firm) (since 2015); National Association of Corporate Directors Board Leadership Fellow (since 2016) and financial expert; Adjunct Professor, Georgetown University Law Center (since 2021); Adjunct Professor, The University of Chicago Law School (since 2018); Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to 2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)
Number of portfolios in fund complex overseen by Director (including the Fund)	20
Other board memberships held by Director during the past five years	Director of ACV Auctions Inc. (since 2021); Trustee of AIG Funds and Anchor Series Trust (since 2018); Director of Hochschild Mining plc (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007)

Nisha Kumar

Year of birth	1970
Position(s) held with Fund[1]	Director and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, Class II
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years	Managing Director and the Chief Financial Officer and Chief Compliance Officer of Greenbriar Equity Group, LP (since 2011); formerly, Chief Financial Officer and Chief Administrative Officer of Rent the Runway, Inc. (2011); Executive Vice President and Chief Financial Officer of AOL LLC, a subsidiary of Time Warner Inc. (2007 to 2009), Member of the Council of Foreign Relations
Number of portfolios in fund complex overseen by Director (including the Fund)	20
Other board memberships held by Director during the past five years	Director of The India Fund, Inc. (since 2016); formerly, Director of Aberdeen Income Credit Strategies Fund (2017-2018); and Director of The Asia Tigers Fund, Inc. (2016 to 2018)

50	Western Asset High Income Fund II Inc.

Interested Director and Officer
Jane Trust, CFA[2]

Year of birth	1962
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class III
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 146 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of portfolios in fund complex overseen by Director (including the Fund)	144
Other board memberships held by Director during the past five years	None

Additional Officers
Fred Jensen Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1963
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2020
Principal occupation(s) during the past five years	Director - Global Compliance of Franklin Templeton (since 2020); Managing Director of Legg Mason & Co. (2006 to 2020); Director of Compliance, Legg Mason Office of the Chief Compliance Officer (2006 to 2020); formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation (prior to 2014); Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2013); formerly, Chief Compliance Officer of The Reserve Funds (investment adviser, funds and broker-dealer) (2004) and Ambac Financial Group (investment adviser, funds and broker-dealer) (2000 to 2003)

Jenna Bailey Franklin Templeton 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) held with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Western Asset High Income Fund II Inc.	51

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers (cont’d)
George P. Hoyt*

Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1965
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2020); formerly, Managing Director (2016 to 2020) and Associate General Counsel for Legg Mason & Co. and Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (2006 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) held with Fund[1]	Treasurer and Principal Financial Officer
Term of office[1] and length of time served	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

52	Western Asset High Income Fund II Inc.

Additional Officers (cont’d)
Jeanne M. Kelly
Franklin Templeton 620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective August 13, 2020, Mr. Hoyt became Secretary and Chief Legal Officer.

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2023, year 2021 and year 2022, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.

[2]	Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

Western Asset High Income Fund II Inc.	53

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

54	Western Asset High Income Fund II Inc.

Other shareholder communications regarding accounting

matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 47th Floor

New York,

New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset High Income Fund II Inc.	55

Summary of information regarding the Fund (unaudited)

Investment Objectives

The Fund’s primary investment objective is to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

Principal Investment Policies and Strategies

Under normal conditions, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in high-yield debt securities. The Fund’s investment manager is free to invest in debt securities of any maturity. Certain of the debt securities purchased by the Fund may be rated as low as “C” by Moody’s Investor Service (“Moody’s”) or “D” by Standard & Poor’s Ratings Services (“S&P”) or may be comparable to securities so rated. The Fund is not required to dispose of a debt security if its credit rating or credit quality declines.

The Fund invests up to 35% of its total assets in debt securities of issuers located in emerging market countries. “Emerging market country” is defined to include any country which is, at the time of investment, (i) represented in the J.P. Morgan Emerging Market Bond Index Global or the J.P. Morgan Corporate Emerging Market Bond Index Broad or (ii) categorized by the World Bank in its annual categorization as middle- or low-income. The Fund may also invest in securities denominated in currencies of emerging market countries. There is no minimum rating criteria for the Fund’s investments in such securities. The Fund’s investments in debt securities of emerging market issuers may include dollar and non-dollar-denominated (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady bonds; (b) debt obligations of supranational entities; (c) debt obligations and other fixed-income securities of foreign corporate issuers; (d) debt obligations of U.S. corporate issuers; and (e) debt securities issued by corporations that generate significant profits from emerging market countries.

The Fund may invest up to 30% of its assets in zero coupon securities, pay-in-kind bonds and deferred payment securities. The Fund may also invest up to 20% of its total assets in common stock, convertible securities, warrants, preferred stock or other equity securities of U.S. and foreign issuers when consistent with its objectives.

The Fund may invest in high-yield foreign and U.S. corporate securities including bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. The Fund may invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits

56	Western Asset High Income Fund II Inc.

and thus enable the holder of the security to share in the potential success of the venture). The Fund may invest in high-yield debt securities with floating interest rates.

The Fund may invest in Brady bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between emerging market governments and financial institutions; or fixed-income securities issued by supranational entities such as the World Bank or the European Economic Community.

The Fund may invest in fixed and floating rate loans arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions in the form of participations in loans and assignments of all or a portion of loans from third parties.

In times of adverse market conditions, the Fund may employ alternative strategies, including investment of a substantial portion of the Fund’s assets in securities rated higher than “Baa” by Moody’s or “BBB” by S&P, or in unrated securities of comparable quality. In addition, in order to maintain liquidity, the Fund may invest up to 35% of its total assets in high- quality short-term money market instruments. Such instruments may include obligations of the U.S. Government or its agencies or instrumentalities; commercial paper of issuers rated, at the time of purchase, A-2 or better by S&P or P-2 or better by Moody’s or which, in the opinion of management, are of comparable creditworthiness; certificates of deposit, banker’s acceptances or time deposits of United States banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks); and repurchase agreements with respect to the foregoing obligations.

In times of adverse market conditions, the Fund may invest its assets without limit in high-quality short-term money market instruments.

The Fund generally utilizes leverage, and is authorized to use leverage in amounts of up to 33 1/3% of its total assets immediately after such borrowing and/or issuance (including the amount obtained from leverage).

The Fund may, in addition to engaging in the transactions described above, borrow money for temporary or emergency purposes (including, for example, clearance of transactions, share repurchases or payments of dividends to stockholders) in an amount not exceeding 5% of the value of the fund’s total assets (including the amount borrowed).

The Fund may enter into repurchase agreements for cash management purposes. Reverse repurchase agreements and similar investment management techniques that may provide leverage are not subject to the foregoing 33 1/3% limitation so long as the Fund has

Western Asset High Income Fund II Inc.	57

Summary of information regarding the Fund (unaudited) (cont’d)

covered its commitment with respect to such techniques by segregating or earmarking liquid assets, entering into offsetting transactions or owning positions covering related obligations.

The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies and currency swaps.

The Fund may use a variety of derivative instruments as part of its investment strategies or for hedging or risk management purposes. Examples of derivative instruments that the fund may use include options contracts, futures contracts, options on futures contracts, credit default swaps and other swap agreements. The Fund may purchase and sell futures contracts, purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts, enter into various interest rate and currency transactions and enter into other similar transactions which may be developed in the future to the extent the management determines that they are consistent with the fund’s investment objectives and policies and applicable regulatory requirements. The Fund may use any or all of these techniques at any time, and the use of any particular derivative transaction will depend on market conditions.

The Fund may enter into interest rate swaps and may purchase interest rate caps, floors and collars and may sell interest rate caps, floors and collars that it has purchased.

The Fund may also enter into (a) contracts for the purchase or sale for future delivery (“futures contracts”) of debt securities, aggregates of securities, indices based upon the prices thereof and other financial indices and (b) put or call options on such futures contracts.

The Fund may purchase or sell exchange-traded or over-the-counter put or call options on securities and indices based upon the prices, yields or spreads of securities.

The Fund may purchase securities on a firm commitment basis, including when-issued securities. The Fund may also invest in delayed-delivery securities.

The Fund may lend portfolio securities to brokers or dealers or other financial institutions. The Fund does not currently intend to make loans of portfolio securities with a value in excess of 33 1/3% of the value of its total assets.

The Fund may invest, without limitation, in illiquid securities, which are securities that cannot be sold within seven days at a price which the fund would determine to be fair value. The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the Securities

58	Western Asset High Income Fund II Inc.

Act. The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public.

The Fund may invest in dollar rolls, asset-backed securities and mortgage-backed securities.

Principal Risk Factors

There is no assurance that the Fund will meet its investment objectives. You may lose money on your investment in the Fund. The value of the Fund’s shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the Fund’s portfolio, investment strategies, portfolio management, and other factors affect the volatility of the Fund’s shares. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The following section includes a summary of the principal risks of investing in the Fund.

Investment Risk and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in the Fund represents an indirect investment in the securities owned by the Fund. The value of these securities may increase or decrease, at times rapidly and unexpectedly. Your investment in the Fund may at any point in the future be worth less than your original investment even after taking into account the reinvestment of dividends and distributions.

Below Investment Grade Securities (High-Yield) Risk. At any one time, substantially all of the Fund’s managed assets may be invested in high-yield debt securities. High yield debt securities are generally subject to greater credit risks than higher-grade debt securities, including the risk of default on the payment of interest or principal. High yield debt securities are considered speculative, typically have lower liquidity and are more difficult to value than higher grade bonds. High yield debt securities tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Low Rated and Unrated Securities. The Fund may invest in instruments that are low rated or unrated. Debt securities of emerging market issuers may be considered to have a credit quality rated below investment grade by internationally recognized credit rating organizations such as Moody’s and S&P. Non-investment grade securities (that is, rated Ba1 or lower by Moody’s or BB+ or lower by S&P) are commonly referred to as “junk bonds” and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of the emerging market issuer securities held by the Fund, which may not be paying interest currently or may be in payment default, may be comparable to securities rated as low as C by Moody’s or CCC or lower by S&P. These securities are considered to have extremely poor prospects of ever attaining any real

Western Asset High Income Fund II Inc.	59

Summary of information regarding the Fund (unaudited) (cont’d)

investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal.

Low rated and unrated debt instruments generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Low rated and unrated securities are especially subject to adverse changes in general economic conditions, to changes in the financial condition of their issuers and to price fluctuation in response to changes in interest rates. During periods of economic downturn or rising interest rates, issuers of low rated and unrated instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of low rated and unrated securities especially in a market characterized by a low volume of trading.

Default Risk. Investments in fixed-income securities are subject to the risk that the issuer of the security could default on its obligations, causing a fund to sustain losses on those investments. A default could impact both interest and principal payments. High-yield fixed-income securities (commonly known as “junk bonds”) are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. This means that, compared to issuers of higher rated securities, issuers of medium and lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal.

The market values of medium and lower rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher rated securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired. In addition, these companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher rated securities because medium and lower rated securities generally are unsecured and subordinated to senior debt.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in the Common Stock. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

60	Western Asset High Income Fund II Inc.

Foreign (Non-U.S.) Investment Risk. A fund that invests in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Investments in foreign securities (including those denominated in U.S. dollars) are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies. Values may also be affected by restrictions on receiving the investment proceeds from a foreign country. Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, the Fund’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

The risks of foreign investment are greater for investments in emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and that can be expected to be less stable, than those of more advanced countries. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, that require governmental approval prior to investments by foreign persons, or that prevent foreign investors from withdrawing their money at will. An investment in emerging market securities should be considered speculative.

Economic and Political Risks. The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

With respect to any emerging market country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, governmental regulation, social

Western Asset High Income Fund II Inc.	61

Summary of information regarding the Fund (unaudited) (cont’d)

instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund’s investments in those countries.

Investment Controls; Repatriation. Foreign investment in certain emerging market issuers is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any restrictions on investments. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Market Illiquidity. No established secondary markets may exist for many of the emerging market issuer securities in which the Fund may invest. Reduced secondary market liquidity may have an adverse effect on market price and the Fund’s ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain emerging market issuer securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Market quotations are generally available on many emerging market issuer securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

Currency Devaluations and Fluctuations. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. The Fund may be unable or may choose not to hedge its foreign currency exposure.

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Financial Information and Standards. Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information may be publicly available about issuers in emerging market countries than is available about U.S. issuers.

Smaller Company Risk. The general risks associated with income-producing securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Interest Rate Risk. The market price of the Fund’s investments will change in response to changes in interest rates and other factors. During periods of declining interest rates, the market price of fixed income securities generally rises. Conversely, during periods of rising interest rates, the market price of such securities generally declines. The magnitude of these fluctuations in the market price of fixed income securities is generally greater for securities with longer maturities. Additionally, such risk may be greater during the current period of historically low interest rates. Fluctuations in the market price of the Fund’s securities will not affect interest income derived from securities already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may utilize certain strategies, including investments in structured notes or interest rate swap or cap transactions, for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.

Credit Risk and Counterparty Risk. If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults or its credit is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security

Western Asset High Income Fund II Inc.	63

Summary of information regarding the Fund (unaudited) (cont’d)

declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the price of Common Stock or the Fund’s overall return.

Liquidity Risk. The Fund has no limit on its ability to purchase illiquid securities. Liquidity risk exists when particular investments are difficult to sell. Securities may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments in order to segregate assets or for other cash needs, the Fund may suffer a loss.

Duration Risk. The duration of a fixed-income security is a measure of the portfolio’s sensitivity to changes in interest rates. Prices of fixed-income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. Holding long duration investments may expose the Fund to certain magnified risks. These include interest rate risk, credit risk and liquidity risk, as discussed above.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Manager and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Leverage Risk. The Fund generally utilizes leverage, and is authorized to use leverage in amounts of up to approximately 33 1/3% of its total assets immediately after such borrowing and/or issuance, and under current market conditions intends to continue to use leverage. The value of your investment may be more volatile if the fund borrows or uses instruments, such as derivatives, that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations created by the use of leverage or derivatives. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets. In

64	Western Asset High Income Fund II Inc.

addition, the fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the fund’s assets declines between the time a redemption request is deemed to be received by the fund and the time the fund liquidates assets to meet redemption requests.

Derivatives Risk. The Fund may utilize a variety of derivative instruments for investment or risk management purposes, such as options, futures contracts, swap agreements and credit default swaps. Using derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase Fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

The Securities and Exchange Commission adopted a new rule on October 28, 2020 that mandates that a fund’s derivatives risk management program provide for specific items as required by the rule, including compliance with a VaR test. Compliance with these new requirements will be required after a transition period that ends on August 19, 2022. Following the compliance date, these requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of the Fund’s investments in derivatives, which could adversely affect shareholders.

Credit default swap contracts involve heightened risks and may result in losses to the Fund. Credit default swaps may be illiquid and difficult to value. When the Fund sells credit protection via a credit default swap, credit risk increases since the Fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.

Dollar Rolls, Asset-Backed Securities and Mortgage-Backed Securities Risk. The Fund may invest in dollar rolls, asset-backed securities and mortgage-backed securities. Under a dollar roll transaction, the Fund sells securities for delivery in the current month, or sells

Western Asset High Income Fund II Inc.	65

Summary of information regarding the Fund (unaudited) (cont’d)

securities it has purchased on a “to-be-announced” basis, and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the purchased securities. Dollar rolls are speculative techniques involving leverage, and are considered borrowings by the Fund if the Fund does not establish and maintain a segregated account. In addition, dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price. In the event the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Successful use of dollar rolls may depend upon the ability of the Fund’s investment manager to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Mortgage-backed securities may be issued by private companies or by agencies of the U.S. Government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages, assets or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. The Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Principal only and interest only instruments are subject to extension risk. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives may be illiquid and hard to value in declining markets.

Interest Rate Transactions Risk. The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing interest expenses on borrowings resulting from increasing short-term interest rates or dividend expenses on any preferred shares. A decline in interest rates may result in a decline in net amounts receivable by the Fund from the counterparty under the swap or cap (or an increase in the net amounts payable by the Fund to the counterparty under the swap), which may result in a decline in the net asset value of the Fund.

Risks of Warrants and Rights. Warrants and rights are subject to the same market risks as stocks, but may be more volatile in price. Warrants and rights do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not

66	Western Asset High Income Fund II Inc.

represent any rights in the assets of the issuer. An investment in warrants or rights may be considered speculative. In addition, the value of a warrant or right does not necessarily change with the value of the underlying security and a warrant or right ceases to have value if it is not exercised prior to its expiration date. The purchase of warrants or rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrants’ or rights’ expiration. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the price of the underlying security.

Market Price Discount from Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be a greater risk to investors expecting to sell their Common Stock in a relatively short period following completion of this offering. Whether investors will realize gains or losses upon the sale of the Common Stock will depend not upon the Fund’s net asset value but upon whether the market price of the Common Stock at the time of sale is above or below the investor’s purchase price for the Common Stock.

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Stock and distributions on the Common Stock can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to stockholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation.

Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the

Western Asset High Income Fund II Inc.	67

Summary of information regarding the Fund (unaudited) (cont’d)

countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

The rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated COVID-19, first detected in China in December 2019, has resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel, significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in a sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Certain risks, such as interest rate risk, credit risk, liquidity risk and counterparty risk, may be heightened as a result of such market events. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by pushing interest rates to very low levels. This and other government intervention into the economy and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

Legislative and Regulatory Risk. Prices for high-yield securities may be affected by legislative and regulatory developments which could adversely affect the Fund’s net asset value and investment practices, the secondary market for high-yield securities, the financial condition of issuers of these securities and the value of outstanding high-yield securities. These risks generally are higher than issuers in emerging market countries.

Anti-Takeover Provisions Risk. The Fund’s Charter and Bylaws include provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund’s ability to achieve its primary investment objective. Such provisions may limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. There can be no assurance, however, that such

68	Western Asset High Income Fund II Inc.

provisions will be sufficient to deter activist investors that seek to cause the Fund to take actions that may not be aligned with the interests of long-term shareholders.

LIBOR Risk. The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of (i) the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023 and (ii) all other LIBOR settings, including the one-week and two-month USD LIBOR settings, immediately following the LIBOR publication on Friday, December 31, 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

Operational Risk. The valuation of the Fund’s investments may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.

Cybersecurity Risk. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, Fund or proprietary information, cause the Fund, Western Asset, the Sub-Advisers and/or their service providers to suffer data breaches, data corruption or loss of operational functionality or prevent fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund, Western Asset, and the Sub-Advisers have limited ability to prevent or mitigate cybersecurity incidents affecting third party service providers, and such third party service providers may have limited indemnification obligations to the fund or the manager. Cybersecurity incidents may result in financial losses to the fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cybersecurity incidents.

More Information

For a complete list of the Fund’s fundamental investment restrictions and more detailed descriptions of the Fund’s investment policies, strategies and risks, see the Fund’s registration statement on Form N-14 that was declared effective by the SEC on July 25,

Western Asset High Income Fund II Inc.	69

Summary of information regarding the Fund (unaudited) (cont’d)

2008. The Fund’s fundamental investment restrictions may not be changed without the approval of the holders of a majority of the outstanding voting securities, as defined in the 1940 Act.

70	Western Asset High Income Fund II Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date;

Western Asset High Income Fund II Inc.	71

Dividend reinvestment plan (unaudited) (cont’d)

otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

72	Western Asset High Income Fund II Inc.

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended April 30, 2021:

Record date:	Monthly	Monthly
Payable date:	May 2020 through December 2020	January 2021 through April 2021
Ordinary Income:
Qualified Dividend Income for Individuals	2.79%	8.11	%*
Dividends Qualifying for the Dividends
Received Deduction for Corporations	2.79%	8.11	%*
Tax Return of Capital	—	84.39	%**

The following information is applicable to non-U.S. resident shareholders:

Record date:	Monthly	Daily
Payable date:	May 2020 through December 2020	January 2021 through April 2021
Qualified Net Interest Income	38.00%	100.00%*

The percentages indicated above represent the portion of the ordinary income distributions paid monthly by the Fund that are Interest-related dividends and eligible for exemption from U.S. withholding tax for nonresident shareholders and foreign corporations.

*	Expressed as a percentage of the distributions paid reduced by the return of capital.
**	Expressed as a percentage of the cash distributions paid.

Western Asset High Income Fund II Inc.	73

Western Asset

High Income Fund II Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Christopher Berarducci

Treasurer and Principal Financial Officer

Fred Jensen

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

George P. Hoyt*

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jeanne M. Kelly

Senior Vice President

*	Effective August 13, 2020, Mr. Hoyt became Secretary and Chief Legal Officer.

Western Asset High Income Fund II Inc.

620 Eighth Avenue

47th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

The Bank of New York Mellon

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered

public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock

Exchange Symbol

HIX

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

Western Asset High Income Fund II Inc.

Western Asset High Income Fund II Inc.

620 Eighth Avenue

47th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Income Fund II Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WAS04049 6/21 SR21-4174

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, Eileen A. Kamerick and Nisha Kumar, are the members of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert”.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the previous fiscal years ending April 30, 2020 and April 30, 2021 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $74,724 in April 30, 2020 and $73,668 in April 30, 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in April 30, 2020 and $0 in April 30, 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in April 30, 2020 and $0 in April 30, 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset High Income Fund II Inc. were $0 in April 30, 2020 and $0 in April 30, 2021.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset High Income Fund II Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset High Income Fund II Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for April 30, 2020 and April 30, 2021; Tax Fees were 100% and 100% for April 30, 2020 and April 30, 2021; and Other Fees were 100% and 100% for April 30, 2020 and April 30, 2021.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset High Income Fund II Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset High Income Fund II Inc. during the reporting period were $457,301 in April 30, 2020 and $773,011 in April 30, 2021.

(h) Yes. Western Asset High Income Fund II Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset High Income Fund II Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	PROXY VOTING – Western Asset Management Company, LLC (and affiliates)

Western Asset Management Company, LLC

Proxy Voting Policies and Procedures

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)- 6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

1.	Proxies are reviewed to determine accounts impacted.

2.	Impacted accounts are checked to confirm Western Asset voting authority.

3.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

4.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

5.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into the account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

6.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering, and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest.

Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board- approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

a.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

b.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

c.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Western Asset Management Company Limited

Proxy Voting and Corporate Actions Policy

NOTE: Below policy relating to Proxy Voting and Corporate Actions is a global policy for all Western Asset affiliates. As compliance with the Policy is monitored by Western Asset Pasadena affiliate, the Policy has been adopted from US Compliance Manual and therefore all defined terms are those defined in the US Compliance Manual rather than UK Compliance Manual.

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

RESPONSIBILITY AND OVERSIGHT

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

CLIENT AUTHORITY

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

PROXY GATHERING

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

PROXY VOTING

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

•	Proxies are reviewed to determine accounts impacted.

•	Impacted accounts are checked to confirm Western Asset voting authority.

•

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

•

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

•

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

•	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

TIMING

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

RECORDKEEPING

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

•	A copy of Western Asset’s policies and procedures.

•	Copies of proxy statements received regarding client securities.

•	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

•	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

•	A proxy log including:

•	Issuer name;

•	Exchange ticker symbol of the issuer’s shares to be voted;

•	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

•	Whether a vote was cast on the matter;

•	A record of how the vote was cast; and

•	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

DISCLOSURE

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

CONFLICT OF INTEREST

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

•

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

•

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

•	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

VOTING GUIDELINES

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

BOARD APPROVAL PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

Matters relating to the Board of Directors – Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

•

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

•	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

•	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

•	Votes are cast on a case-by-case basis in contested elections of directors.

Matters relating to Executive Compensation – Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by- case basis on board-approved proposals relating to executive compensation, except as follows:

•	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

•	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

•	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

•

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

Matters relating to Capitalization – The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board- approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

•	Western Asset votes for proposals relating to the authorization of additional common stock;

•	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits);

• Western Asset votes for proposals authorizing share repurchase programs;

•	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions;

•	Western Asset votes these issues on a case-by-case basis on board-approved transactions;

Matters relating to Anti-Takeover Measures – Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

•	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans;

•	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

Other Business Matters – Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

•	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws;

•	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

•	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans;

•	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals;

•	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

VOTING SHARES OF INVESTMENT COMPANIES

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

•

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios;

•

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

VOTING SHARES OF FOREIGN ISSUERS

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

•	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management;

•	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees;

•

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated;

•

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary.

Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

CORPORATE ACTIONS

Western Asset must pay strict attention to any corporate actions that are taken with respect to issuers whose securities are held in client accounts. For example, Western Asset must review any tender offers, rights offerings, etc., made in connection with securities owned by clients. Western Asset must also act in a timely manner and in the best interest of each client with respect to any such corporate actions.

Western Asset Management Company Ltd (“WAMJ”) Proxy Voting Policies and Procedures

POLICY

As a fixed income only manager, the occasion to vote proxies for WAMJ is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, WAMJ will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The WAMJ Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Operations (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority, WAMJ will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if WAMJ becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If WAMJ personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm WAMJ voting authority.

c.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and WAMJ obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle), WAMJ seeks voting instructions from an independent third party.

e.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, WAMJ may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

WAMJ personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

WAMJ maintains records of proxies. These records include:

a.	A copy of WAMJ’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by WAMJ that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and WAMJ’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in WAMJ’s offices.

Disclosure

WAMJ’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

WAMJ’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

1b. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, WAMJ generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

WAMJ votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

WAMJ generally favors compensation programs that relate executive compensation to a company’s long- term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, WAMJ votes for stock option plans that will result in a minimal annual dilution.

b.	WAMJ votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	WAMJ votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, WAMJ votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, WAMJ votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where WAMJ is otherwise withholding votes for the entire board of directors.

a.	WAMJ votes for proposals relating to the authorization of additional common stock.

b.	WAMJ votes for proposals to effect stock splits (excluding reverse stock splits).

c.	WAMJ votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions WAMJ votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

WAMJ votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	WAMJ votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	WAMJ votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

WAMJ votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	WAMJ votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	WAMJ votes against authorization to transact other unidentified, substantive business at the meeting.

2b. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. WAMJ votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

a.	WAMJ votes for shareholder proposals to require shareholder approval of shareholder rights plans.

b.	WAMJ votes for shareholder proposals that are consistent with WAMJ’s proxy voting guidelines for board-approved proposals.

c.	WAMJ votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

3b. Voting Shares of Investment Companies

WAMJ may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

•

WAMJ votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

•

WAMJ votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

4b. Voting Shares of Foreign Issuers

In the event WAMJ is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	WAMJ votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	WAMJ votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

WAMJ votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

WAMJ votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Western Asset Management Company Pte. Ltd. (“WAMS”)

Compliance Policies and Procedures

Proxy Voting

WAMS has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and the applicable laws and regulations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, WAMS will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed  at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

1.	Proxies are reviewed to determine accounts impacted.

2.	Impacted accounts are checked to confirm Western Asset voting authority.

3.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. [See conflicts of interest section of these procedures for further information on determining material conflicts of interest.]

4.

If a material conflict of interest exists, (4.1) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (4.2) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

5.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

6.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (4) or (5) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

•	A copy of Western Asset’s policies and procedures.

•	Copies of proxy statements received regarding client securities.

•	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

•	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

•	A proxy log including:

•	Issuer name;

•	Exchange ticker symbol of the issuer’s shares to be voted;

•	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

•	Whether a vote was cast on the matter;

•	A record of how the vote was cast; and

•	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

•

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

•

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

•	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part 1 deals with proposals which have been approved and are recommended by a company’s board of directors; Part 2 deals with proposals submitted by shareholders for inclusion in proxy statements; Part 3 addresses issues relating to voting shares of investment companies; and Part 4 addresses unique considerations pertaining to foreign issuers

Part 1 - Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

•

Matters relating to the Board of Directors. Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

•

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

•	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

•	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

•	Votes are cast on a case-by-case basis in contested elections of directors.

•

Matters relating to Executive Compensation. Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

•	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

•	Western Asset votes against stock option plans or proposals that permit replacing or re-pricing of underwater options.

•	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

•

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

•

Matters relating to Capitalization. The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

•	Western Asset votes for proposals relating to the authorization of additional common stock.

•	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

•	Western Asset votes for proposals authorizing share repurchase programs.

•	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions. Western Asset votes these issues on a case-by-case basis on board-approved transactions.

•	Matters relating to Anti-Takeover Measures. Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

•	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

•	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

•

Other Business Matters. Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

•	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

•	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

Part 2 - Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

•	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

•	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

•	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

Part 3 – Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts 1 and 2 above are voted in accordance with those guidelines.

•

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

•

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g. proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

Part 4 – Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

•	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

•	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

•

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

•

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have pre-emptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have pre-emptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager. In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (1) the right to vote proxies has been reserved to a named fiduciary of the client, and (2) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Christopher F. Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of April 30, 2021.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based

S. Kenneth Leech‡	Other Registered Investment Companies	97	$170.22 billion	None	None
	Other Pooled Vehicles	234	$81.28 billion	10	$1.19 billion
	Other Accounts	644	$227.54 billion	25	$17.29 billion

Michael C. Buchanan ‡	Other Registered Investment Companies	33	$19.77 billion	None	None
	Other Pooled Vehicles	69	$24.41 billion	5	$481 million
	Other Accounts	161	$76.81 billion	10	$7.72 billion

Christopher Kilpatrick ‡	Other Registered Investment Companies	8	$2.34 billion	None	None
	Other Pooled Vehicles	5	$556 million	None	None
	Other Accounts	None	None	None	None

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr.Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

Conflicts of Interest

The Subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Subadviser or an affiliate has an interest in the account. The Subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The Subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Subadviser have access to transactions and holdings information regarding client accounts and the Subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Subadviser’s compliance monitoring program.

The Subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Compensation

With respect to the compensation of the Fund’s investment professionals, the Subadviser’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the Subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to the Fund, the benchmark set forth in the Fund’s Prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the Fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 and 5 years having a larger emphasis. The Subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the Fund) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the Subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Subadviser’s business.

Finally, in order to attract and retain top talent, all investment professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include long-term incentives that vest over a set period of time past the award date.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of April 30, 2021.

Investment Professional(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	E
Christopher F. Kilpatrick	A
Michael C. Buchanan	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1)	Code of Ethics attached hereto. Exhibit 99.CODE ETH

(a) (2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Fund II Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 25, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	June 25, 2021